                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 7, 2002
                                                         ----------------


                               POLYONE CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
        ----                        -------                    ----------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



Suite 36-5000, 200 Public Square, Cleveland, Ohio                   44114-2304
--------------------------------------------------------------------------------
     (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5     OTHER EVENTS

On February 7, 2002, the Registrant issued a Press Release, in the form filed herewith as Exhibit 99.1, reporting that the Registrant's Board of Directors had declared a dividend of 6.25 cents per share of common stock, payable March 15, 2002 to shareholders of record at the closed of business on March 1, 2002.

ITEM 7 (c) Financial Statements, Pro Form Financial Information and Exhibits

Exhibit 99.1 - Press Release of February 7, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              POLYONE CORPORATION

                                              By:  /s/ Richard E. Hahn
                                                   -----------------------------
                                                   Richard E. Hahn
                                                   Assistant Secretary


Dated: February 11, 2002